ChainFi, Inc Loan and Security Agreement

Truth in Lending Act Disclosure

Date: 08/25/26

BORROWER: LENDER:

US Digital Mining & Hosting Co 1200 West Platt Street Suite 100 Tampa, FL, 33606, US

Loan ID: 1001 7807 5293 4372

CHAINFI, INC

595 Broadway, Floor 4 New York, NY, 10012

Please note that signing this loan document will VOID the previously signed loan agreement (with Loan ID: 1001 7807 5293 8767) effective as of the date of signing this document. This loan agreement will be the source of truth for all purposes. The “Appendix for Loan Calculations Ledger” shows the ledger of repaying the first loan ID and disbursing the second loan ID.

YOUR LOAN IS:

Interest-Only Loan – Monthly payments cover interest only; principal due in full at maturity.

ANNUAL PERCENTAGE RATE	FINANCE CHARGE	AMOUNT FINANCED	TOTAL OF PAYMENTS
The cost of your credit as a yearly rate.	The dollar amount the credit will cost you	The amount of credit provided to Borrower or on Borrower’s behalf, less origination fee.	The amount you will have paid after you have made all payments as scheduled.
6.50%	$1,304,406.18	$21,892,131.88	$23,196,538.06

YOUR PAYMENT SCHEDULE WILL BE

NUMBER OF PAYMENTS	AMOUNT OF PAYMENTS	WHEN PAYMENTS ARE DUE

ChainFi, Inc Loan and Security Agreement Template

10	$118,582.38	Monthly interest payment beginning 09/24/26. None of the payment is being applied to principal.
1	$118,582.38	Last interest payment due on 07/24/27.
1	$21,892,131.88	Final balloon payment due on 07/24/27.

PLEASE CHECK THE DISCLOSURES UNDER SECTION 20 BELOW, AS CERTAIN TERMS OF THIS AGREEMENT MAY BE DIFFERENT BASED ON YOUR JURISDICTION.

Origination Fee:

You will be charged 0% of the Total Loan Amount upfront. This Fee is fully earned and nonrefundable by Lender on the date it is collected, and will be deducted from your Total Loan Amount, so the loan proceeds delivered to you will be less than the Total Loan Amount.

Prepayment:

If you pay the loan off early, you will not have to pay a penalty. You may prepay your entire or partial loan. If you prepay your principal partially, your monthly interest amounts will be recalculated assuming the original loan duration.

Security:

You are giving a security interest in the following collateral: 307.0003 BTC (e)1.

See your contract documents for any additional information about nonpayment, default, any required payment in full before the scheduled date and prepayment refunds and penalties.

ChainFi, Inc Loan and Security Agreement Template

1 (e) means an estimate.

ChainFi, Inc Loan and Security Agreement Template

ITEMIZATION OF AMOUNT FINANCED

Amount paid directly to you	+ $3,765,000.00
Amount paid to your account	+ $18,127,131.88
Amounts paid to others on your behalf	0
Prepaid Finance Charges	+ $0.00
Total	= $21,892,131.88

ChainFi, Inc Loan and Security Agreement Template

Lender:

CHAINFI, INC

595 Broadway,

New York, NY 10012

Borrower:

US Digital Mining & Hosting Co 1200 West Platt Street Suite 100 Tampa, FL, 33606, US

Original LTV:

90.7%

ChainFi, Inc Loan and Security Agreement Template

Loan and Security Agreement

This Loan and Security Agreement (this “Agreement”) is made and entered into as of the date set forth above, by and between ChainFi, Inc, its successors and assigns, and any other holder of the loan (the “Loan” as defined below), with its principal place of business located at 595 Broadway, 4th Floor, New York, NY 10012 (“Lender”), and the Borrower (“Borrower” or “you”) indicated above.

Important Arbitration Notice

THIS AGREEMENT INCLUDES AN ARBITRATION AGREEMENT IN SECTION 19. ARBITRATION IS A METHOD OF RESOLVING DISPUTES. UNLESS YOU ACT PROMPTLY TO REJECT THE ARBITRATION AGREEMENT, IT WILL AFFECT YOUR RIGHTS IN THE EVENT OF A DISPUTE.

1.
Agreement to Pay

You acknowledge that your Loan proceeds may only be disbursed in U.S. fiat currency or USDC. You agree to pay Lender the Total Loan Amount, plus interest, Collection Costs, Liquidation Fees, and any other fees, charges, and costs as provided in this Agreement.

2.
Application and Loan Acceptance
1.
Effect of Application: By completing and submitting your Application, you are requesting credit from Lender based on the terms of this Agreement and in an amount equal to all or part of the Loan Amount Requested. Lender is not obligated to grant credit upon receipt of your Application and may lend an amount less than requested.
2.
Disbursement: If Lender approves your credit request, Loan funds will be disbursed electronically.
3.
Governing Documents: This Agreement and any Related Documents will apply to the Loan, including any grant, renewal, or extension. If any information in the Disclosure Statement conflicts with this Agreement, the Disclosure Statement will govern.
4.
Electronic Agreement: You will sign this Agreement and provide all Related Documents electronically. Your contractual obligation begins upon disbursement of your Loan proceeds. You agree this Agreement is a "transferable record" as defined by applicable electronic transaction laws, and may be created, authenticated, stored, transmitted, and transferred accordingly.

3.
Definitions

ChainFi, Inc Loan and Security Agreement Template

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"ACH": Automated Clearing House Network.
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"Agreement": This Loan and Security Agreement, including your Application and the Disclosure Statement.
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"Application": The form completed on the Lender Website that you complete to request and agree to repay your Loan.
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"APR": Annual Percentage Rate.
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"Bankruptcy Code": the United States Bankruptcy Code (11 U.S.C. § 101, et seq.), as amended, and any successor statute.
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"Business Days": Monday through Friday, excluding Federal holidays.
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"Collateral": Any Digital Asset or Investment Property pledged as collateral for your Loan, as required by Lender.
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"Collateral Market Value": The market value of your Collateral in the Depository Account at the time of reference.
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"Collection Costs": All amounts, including reasonable attorney’s fees, collection agency, court,

and other collection costs Lender incurs in collecting or enforcing the Loan.

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"Depository": BitGo Bank & Trust, N.A., Anchorage Digital, or any other institution Lender designates for storing Collateral.
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"Depository Account": Lender’s Digital Asset depository account used to store Collateral at the

Depository or any other institution Lender designates.

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"Digital Asset": Any Digital Currency Lender permits as Collateral or that is managed, generated, stored, or exchanged on digital computer systems.
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"Digital Currency": Any currency managed, generated, stored, or exchanged on digital computer systems.
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"Disbursement Date": The date Lender disburses your Loan proceeds.
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"Disclosure Statement": The disclosure statement required by the federal Truth in Lending Act provided to you in connection with your Loan.
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"EST": Eastern Standard Time.
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"FATF": The Financial Action Task Force.
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"Investment Property": Has the meaning assigned to it under the UCC.
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"Lender Website": The Lender Website available at https://archlending.com.
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"Loan": All sums disbursed, amounts added to the principal balance, interest, and other amounts due under this Agreement.
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"Loan Amount Requested": The dollar amount of your Loan requested in your Application.

ChainFi, Inc Loan and Security Agreement Template

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"LTV": Loan-to-Value, calculated as the outstanding Loan balance divided by the Collateral Market Value, multiplied by one hundred percent (100%). For example, a ten thousand dollars ($10,000) outstanding balance with twenty thousand dollars ($20,000) Collateral Market Value results in a fifty percent (50%) LTV (($10,000/$20,000) *100%).
●
"OFAC": The Office of Foreign Assets Control of the U.S. Department of the Treasury.
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"Original LTV": The LTV indicated at the beginning of this Agreement.
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"Related Document": Any agreement, certificate, instrument, guaranty, authorization, or other document, other than this Agreement, executed to further or effectuate purposes set forth in this Agreement, as such may be amended, restated, supplemented or otherwise modified from time to time, including UCC-1 financing statements naming you as debtor and Lender as the secured party, or any other security agreement relating to your Collateral, memorializing the terms and conditions pursuant to which Lender is willing to provide your Loan.
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"Repayment Period": The period from the Disbursement Date for the number of scheduled payments in the Disclosure Statement.
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"Total Loan Amount": The total principal amount of your Loan identified in the Disclosure Statement.
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"TCPA": Telephone Consumer Protection Act of 1991 (47 U.S.C. § 227, et seq.).
●
"Trigger Event": Your failure to maintain the LTV below 100% for Digital Asset.
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"UCC": The Delaware Uniform Commercial Code, Del. C. Tit. 6., Subtit. I.
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"USDC": USD Coin, a Digital Asset redeemable one-to-one for U.S. dollars.

ChainFi, Inc Loan and Security Agreement Template

4.
Interest Accrual

Interest will begin to accrue from the Disbursement Date at the rate stated in the Disclosure Statement, on the outstanding principal balance. Interest is calculated daily on a simple interest basis, using a 360-day calendar year (monthly interest rate = annual interest rate * 30/360).

5.
Terms of Repayment
1.
Loan Term: The Loan duration is 11 months from the Disbursement Date; provided, the duration of the loan shall extend automatically for an additional 11-month period at the end of each such period unless you or Lender provides fifteen (15) days’ prior written notice to the other party electing not to further extend the duration.
2.
Interest Rate: Interest will accrue at an annual rate of 6.50% during the Repayment Period until the Total Loan Amount is paid in full.
3.
Payment Methods: You may make payments using:
●
AutoPay: You may authorize Lender to automatically debit your designated bank account monthly via preauthorized electronic fund transfers (“EFT”). You may establish, view, change, or cancel AutoPay on the Lender Website. If you elect to engage in EFT by ACH transfer, you further agree to complete the Consumer ACH Authorization and Agreement in EXHIBIT A below, in addition to any other documents as may be reasonably requested by Lender to effectuate and/or authorize such EFT. Lender may resubmit debits returned for insufficient funds, subject to NACHA - The Electronic Payment Association’s EFT rules or applicable law. Changes or cancellations must be made at least three (3) Business Days prior to the due date.
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One-Time Electronic Payment: Authorize a one-time electronic payment in fiat currency on the Lender Website. Schedule at least three (3) Business Days prior to the due date.
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One-Time USDC Payment: Authorize a one-time payment via USDC on the Lender Website.
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Interest Reserve: You may authorize Lender to (i) establish an interest reserve from the Loan proceeds in an amount equal to the interest that will accrue during the term of the Loan, and (ii) debit such interest reserve monthly in an amount equal to the accrued interest. You may not change or cancel payments to be made from the interest reserve. If the Loan is pre-paid, any amounts that remain in the interest reserve following repayment in full of all obligations will be returned to you.
●
Other Methods: Lender may offer additional payment methods at its sole discretion.
4.
Repayment Period; Payments; Late Payment:
●
The Repayment Period starts on the Disbursement Date and continues as specified in the Disclosure Statement. If the Disbursement Date is the 29th, 30th, or 31st of a month, and

ChainFi, Inc Loan and Security Agreement Template

a subsequent month lacks that day, the due date will be the last day of that month. During the Repayment Period, you will be able to see the Total Loan Amount, remaining principal balance, if applicable, and the monthly interest amount that is due on the Lender Website.
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Amortized Loans: You will make monthly principal and interest payments and a final lump-sum "balloon" payment of the principal balance at the end of the Repayment Period, plus any other charges owed. Payments begin thirty (30) days after the Disbursement Date and continue on the same day of each successive month. The first payment and total interest may vary based on the actual funding date or payment due date changes.
●
Interest-Only Loans: You will make monthly payments of accrued interest only during the Repayment Period and a final lump-sum "balloon" payment of the outstanding principal, plus any other charges owed at the end of the Repayment Period. Payments begin thirty (30) days after the Disbursement Date and continue on the same day of each successive month. The first payment and total interest may vary based on the actual funding date or payment due date changes.
●
Deferred Interest Loan: You will pay all accrued monthly interest, the principal balance plus any other charges owed at the end of the Repayment Period in a final lump-sum "balloon" payment. If you elect to prepay your Deferred Interest Loan in full in accordance with Section 10, then the prepayment amount shall include all accrued but unpaid interest on your Loan.
●
Monthly interest amounts are calculated based on the principal and Repayment Period. Partial principal prepayments will recalculate interest and balloon payments based on the original duration.
5.
Application of Payments: Unless prohibited by law, payments will be applied first to any unpaid monthly payments, Late Payment Fees, or unpaid fees, then to the monthly interest payment, and any excess will be applied to the principal balance.
6.
Late Payment Fee: If any part of a monthly payment is unpaid for 5 days after the due date, Lender will charge a late payment fee, which will be the greater of (1) 1% of the total amount due (interest, principal, prior unpaid amounts, and fees) or (2) $10.00.
7.
Late Payments - Liquidation: If any part of a monthly payment remains unpaid for more than 20 days after the due date (or longer as required by law), Lender may liquidate a portion of your Collateral equal to the monthly payment plus any Late Payment Fee and Liquidation Fee.
8.
Payment Failure Fee: Lender may charge a fifteen dollars ($15) "Payment Failure Fee" if any attempted payment is not collected (e.g., due to insufficient funds). Only one Payment Failure Fee will be assessed per dishonored payment, and it will be added to the balance due on the next payment date.
9.
Balloon Payment - Liquidation: If the principal Loan payment and the payment of all accrued interest is not made within 20 days of the end of the Repayment Period, Lender may liquidate your Collateral and retain the proceeds to cover the outstanding principal, accrued interest, and any other amounts owed.
10.
Time Zones: All dates and times are based on the EST time zone.
11.
Internal Records: Lender's internal records will serve as conclusive evidence of the outstanding principal balance, interest, fees, and charges, absent clear error.

ChainFi, Inc Loan and Security Agreement Template

6.
Conditions to Lender's Obligations

Lender's obligation to advance funds is subject to the satisfaction of all conditions in this Agreement and Related Documents, including:

1.
Related Documents: Electronic execution of all Related Documents acceptable to Lender.
2.
Representations and Warranties: All representations and warranties in this Agreement and Related Documents being true and correct in all material respects (or as of a specific date if indicated).
3.
No Event of Default: No Event of Default existing at the time of or after any Loan advance.
4.
Collateral Transfer: Transfer of Collateral into Lender’s digital asset depository account at the

ChainFi, Inc Loan and Security Agreement Template

Depository. You agree that holding Collateral through the Depository constitutes reasonable care.

5.
Priority: Lender having actual or constructive possession of the Collateral and a first priority security interest in it.

Notwithstanding the above, failure to meet any of these conditions will not provide a basis for you to contest the enforceability of the Loan.

7.
Determination of Market Value

For all purposes, Collateral Market Value will be the number of Collateral units multiplied by the last trade price (as determined by Lender in its sole discretion from sources like CoinMarketCap or any other pricing source Lender chooses), at the time of reference, for each unit in the Depository Account. Lender may, at its sole discretion, disregard or account for the value of new Digital Assets or Investment Property created from forking, stock splits, or similar events after this Agreement's date.

8.
Collateral
1.
Initial Deposit of Digital Asset Collateral: For any Digital Asset required as Collateral, you have 24 hours after submitting the Application to transfer it into the Depository Account. Failure to do so will automatically terminate this Agreement. You will promptly execute and deliver all necessary instruments and documents, and take all further action, that may be necessary or desirable in Lender’s sole discretion, within the time prescribed by Lender, to perfect and protect Lender's security interest in the Collateral (including for the Lender to obtain control of your Investment Property pledged to secure the Loan).
2.
Location of Depository Account; Use of Collateral: Lender may change the Depository Account location without notice. You are not permitted to withdraw, pledge, or access pledged Digital Asset until your Loan is paid in full.
3.
Additional Collateral and Liquidation:
●
If your Collateral's value decreases between Agreement entry and deposit into the Depository Account, you may be required to deposit additional Collateral as instructed by Lender.
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Upon notice of a Trigger Event, you will promptly (within 24 hours) deposit additional Collateral or pay down the principal balance to bring the LTV below 100%.
●
Failure to meet this requirement within 24 hours may result in Lender liquidating your Collateral to (1) bring the LTV below 100% and apply proceeds to the principal and fees, or (2) fully pay off the outstanding principal and fees.
●
If the LTV is equal to or greater than 100% at any time, Lender may immediately liquidate your Collateral and retain the proceeds to cover the outstanding principal, accrued interest, and any other amounts owed.
4.
Liquidation of Collateral in Event of ACH Chargeback or Payment Reversal: If an ACH

ChainFi, Inc Loan and Security Agreement Template

payment related to this Agreement or any other account with Lender is charged back or reversed, whether or not the chargeback or reversal is made at your request, Lender may liquidate your Collateral in the amount of the chargeback or reversed payment.
5.
Withdrawal of Excess Collateral: Borrower may request a partial return of Collateral in the event that the Borrower’s Loan LTV has dropped below 90%. In this instance, Borrower can request a partial return of collateral to bring the Borrower’s Loan LTV back to 95%.
6.
Liquidation Fee: Any Collateral liquidated by Lender is subject to a 2.5% processing fee on the liquidated amount. Lender may liquidate additional Collateral to cover this fee.
7.
Collateral Usage: The Collateral provided by the Borrower will not be rehypothecated or further used, unless the Borrower is in default of the Loan.

ChainFi, Inc Loan and Security Agreement Template

9.
Lender’s Security Interest in Your Collateral

You agree to the following regarding Lender’s security interest:

1.
Pledge and Grant: You pledge, assign, transfer, and deliver to Lender, and grant Lender a continuing and unconditional first priority security interest in all your present and future rights, title, and interest in your Collateral, including:
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Any Digital Asset associated with your Collateral resulting from a fork or other event (whether or not held in the Depository Account).
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All rights to receive delivery of or withdraw such Digital Asset from the Depository.
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All rights against the Depository related to the Depository Account, Digital Asset, and its proceeds.
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All proceeds of the foregoing.
2.
Validity and Priority: You agree this security interest is valid and constitutes a first priority security interest in your Collateral, and will remain so for later-acquired Collateral.
3.
Lender's Rights: You agree Lender has the rights stated in this Agreement with respect to your Collateral, in addition to all other rights Lender may have by law.
4.
Authorization to File: You authorize Lender, at your expense, to file financing statements and amendments in any jurisdiction that: (i) name your Collateral as collateral thereunder, regardless of whether any particular Collateral falls within the scope of the UCC; (ii) contain any other information required by the UCC for sufficiency of filing office acceptance, including organization

ChainFi, Inc Loan and Security Agreement Template

identification numbers; and (iii) contain such language as Lender determines helpful in protecting or preserving rights against third parties. You ratify any such filings made prior to this Agreement.

5.
Full Recourse Obligations: You acknowledge and agree your obligations under this Agreement are full recourse obligations, and you remain personally liable for full payment of all indebtedness and performance of all obligations under this Agreement.
6.
Security Scope: All liens, security interests, assignments, rights, and remedies granted to Lender in this Agreement and any Related Documents secure all your obligations, debts, fees, and liabilities (plus interest) to Lender and its affiliates, whether existing now or later, related or unrelated to this Agreement, voluntary or otherwise, due or not due, direct or indirect, absolute or contingent, individual or joint, and irrespective of any statute of limitations or unenforceability.
7.
Possession and Priority: Lender will have actual or constructive possession of the Collateral and a first priority security interest in it.
8.
Survival of Security Interest: Lender’s security interest in your Collateral remains in effect as long as any indebtedness or amounts remain outstanding. This security interest is in addition to and without prejudice to any other security interests held by Lender. No security interests held by Lender will be exclusive of or dependent upon or merge in any other security interests and Lender may exercise its rights under such security interests independently or in combination.
9.
Further Actions: You will, at Lender's request, authenticate, execute, and deliver financing statements, documents, and other agreements and instruments (and pay the cost of filing or recording the same in all public offices deemed necessary or desirable by Lender) and take any other actions or cause third parties to take other actions as Lender, in its sole discretion, deems necessary to establish and maintain a valid, attached, and perfected security interest in your Collateral in favor of Lender (free of all other liens, claims, encumbrances, and third-party rights whether voluntarily or involuntarily created) to secure Loan payment and facilitate liquidation or collection of your Collateral.
10.
Attorney-in-Fact: You irrevocably appoint Lender (and its designees) as your true and lawful attorney and agent-in-fact to execute and file financing statements, documents, and other agreements and instruments and perform other necessary acts to preserve and perfect Lender's security interest in your Collateral. This appointment is coupled with an interest and is irrevocable until your Loan is repaid in full.
11.
Waiver of Notices and Defenses: To the extent permitted by law, you waive demand, notice, protest, notice of acceptance of this Agreement, Collateral received or delivered, and all other demands and notices. All rights of Lender and liens/security interests, and your indebtedness hereunder, will be absolute and unconditional irrespective of:
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Any illegality or lack of validity or enforceability of any indebtedness or related agreement.
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Any change in payment terms, termination, amendment, or modification of this Agreement, including increased indebtedness from additional credit.
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Any taking, exchange, substitution, release, impairment, or non-perfection of Collateral or other collateral, or modification of any guaranty.
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Any manner of sale, disposition, or application of proceeds of Collateral or other collateral or other assets to all or part of the indebtedness.
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Any default, failure, or delay in payment.

ChainFi, Inc Loan and Security Agreement Template

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Any defense, set-off, or counterclaim (other than payment or performance) available to you against Lender.
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Any other circumstance (including, without limitation, any statute of limitations) or manner of administering Loan or any existence of or reliance on any representation by Lender that might vary your risk or otherwise operate as a defense available to, or a legal or equitable discharge of, me or any guarantor or surety.

ChainFi, Inc Loan and Security Agreement Template

10.
Right to Prepay

You have the right to prepay all or any part of the principal amount of your Loan at any time without penalty. If you partially prepay principal, your monthly interest amounts will be recalculated assuming the original duration of your Loan for subsequent payments.

11.
Collection Costs

You agree to pay Lender’s Collection Costs, unless prohibited by applicable law. Collection Costs may include fees and costs incurred in appellate or bankruptcy proceedings, to the extent permitted by law.

12.
Default
1.
Events of Default: Unless prohibited by applicable law, you will be in default if:
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You fail to make any payment within20 days of its due date and your Collateral value is insufficient to cover it.
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You become the subject of the Bankruptcy Code proceedings or assign assets for creditor benefit.
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Foreclosure or forfeiture proceedings are commenced by any creditor or governmental agency against your Collateral, unless there's a good faith dispute, you notify Lender, and provide money or a surety bond for the dispute (as determined by Lender).
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You fail to comply with any other obligations under this Agreement or any Related Document.
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A Trigger Event occurs and continues, and you fail to deposit additional Collateral as required.
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A material adverse change occurs in your financial condition, or your ability to repay the Loan or perform under this Agreement is impaired.
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You make any false, misleading, or materially incomplete statement in your Loan application or to Lender during the Repayment Period.
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You die or are declared legally incompetent or incapacitated.
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A change or material development in applicable law (including case law) or regulation makes your Loan unlawful.
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There is a general suspension in buying, selling, or owning Digital Asset by U.S. federal authorities, or a suspension on at least three (3) major exchanges lasting at least five (5) days.

ChainFi, Inc Loan and Security Agreement Template

2.
Notice and Consequences of Default: You agree to promptly notify Lender in writing (no later than two (2) days) upon any event of default. If a default occurs, Lender has the right to notify you that the entire outstanding principal balance, accrued interest, and all other amounts payable are immediately due and payable (subject to any right to cure), and Lender may take immediate and exclusive possession of and liquidate your Collateral.
3.
Application of Liquidation Proceeds: Proceeds from Collateral liquidation will be distributed in the following order:
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(a) To Lender for reasonable costs, fees, or expenses incurred in connection with the sale or disposition of Collateral (including liquidation, legal, accounting, or other fees).
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(b) To Lender for any outstanding and unpaid indebtedness and amounts due under this Agreement and Related Documents.
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(c) Any remaining surplus to you, in accordance with the UCC or as directed by a court of competent jurisdiction.
4.
Interest and Acceleration Upon Default: If you are in default, Lender may add all accrued and unpaid interest and other amounts to your Loan balance, accelerate your Loan, and require immediate payment of your entire outstanding balance.
5.
Right of Set-off: If any event of default occurs and continues, Lender is authorized at any time, unless prohibited by applicable law and without prior notice (which you expressly waive), to set off, liquidate, appropriate, and apply any and all collateral and deposits (general or special, time or demand, provisional or final, in whatever currency or Digital Asset, including your Collateral) held by Lender against any and all of your obligations under this Agreement, any Related Document, or any contract to Lender or its affiliates, whether direct or indirect, absolute or contingent, matured or unmatured, regardless of demand or whether obligations are owed to a different affiliate. Lender's and its affiliates' rights under this paragraph are in addition to other rights and remedies (including other rights of set-off). Lender will notify you after such set-off, liquidation, appropriation, and application. This provision survives expiration or termination of this Agreement.

ChainFi, Inc Loan and Security Agreement Template

ChainFi, Inc Loan and Security Agreement Template

13.
Notices
1.
Borrower's Notice to Lender: You will send written notice to Lender within ten (10) days after any change in your name, address, e-mail address, telephone number, principal place of business, or state of organization. Send such notice to: support@archlending.com, or any future address or electronic method Lender provides.
2.
Lender's Notice to Borrower: Any notice required from Lender to you will be effective when mailed by first-class mail to your latest address on file, or when transmitted by electronic communication to your latest email address on file.

14.
Optional Rollover
1.
If you have elected to establish an interest reserve account for your Loan, then Borrower may, at its option, request a Loan that includes (i) an interest reserve described in Section 5.3, and (ii) an option to extend the term of the Loan at maturity for an additional 1-year term (“Optional Rollover”). The Loan, as extended, shall be subject to the same terms and conditions as outlined in this Agreement; provided, however, that the Lender reserves the right to modify the following terms for the duration of the extension: Origination Fee, Interest Rate, any LTV ratios, Trigger Event thresholds, Liquidation Event thresholds, Liquidation Fee, and Late Payment Fee. The principal amount of the Loan will, at the time of such extension, be increased in an amount equal to the dollars required to fund the interest reserve for the new term. The extension of such Loans will occur automatically subject to the conditions set forth in Section 14.2 below, unless the Borrower provides notice to Lender least three (3) Business Days prior to the then existing maturity date via email at support@archlending.com.
2.
Notwithstanding the foregoing, Borrower acknowledges and agrees that an Optional Rollover shall not occur if the LTV of the new Loan (as increased to include amounts borrowed for the interest reserve) exceeds 100%. In this scenario, Borrower will need to either (i) deposit additional Collateral to bring the LTV below 100% or (ii) decrease the Loan amount.

15.
Termination

This Agreement and the security interests created by it will automatically terminate upon full payment of all indebtedness and performance of all obligations hereunder. At such time (and except as required by applicable law), Lender's sole obligations will be to (i) direct the Depository to transfer remaining Collateral in the Depository Account to a wallet address provided by you to Lender, and (ii) authorize you to terminate any UCC financing statements filed by Lender against you with respect to the Collateral.

16.
Additional Agreements
1.
Governing Law:
●
EXCEPT FOR THE ARBITRATION PROVISION (SECTION 18), WHICH IS

ChainFi, Inc Loan and Security Agreement Template

GOVERNED BY FEDERAL LAW, THIS AGREEMENT IS GOVERNED BY THE LAWS OF NEW YORK STATE WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS.
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YOUR AGREEMENT TO THE APPLICABLE STATE LAW AND VENUE IS A MATERIAL FACTOR IN LENDER'S WILLINGNESS TO ENTER THIS AGREEMENT.
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Venue: Any suit, action, or proceeding arising under this Agreement, if Lender elects, will be instituted in any court sitting in New York County, New York.
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You agree the Acceptable Forums are convenient, submit to their jurisdiction, and waive all objections to jurisdiction or venue. If a proceeding is initiated elsewhere, you waive the right to oppose any motion by Lender to transfer it to an Acceptable Forum.
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To the extent permitted by law, you irrevocably and unconditionally waive any right to a trial by jury in any legal proceeding directly or indirectly arising out of this Agreement or Related Documents.
2.
Updating Information: You agree to update your Application information whenever Lender asks.
3.
Lender's Rights and Waivers: Your responsibility for paying your Loan is unaffected by Lender’s failure to notify you of unpaid payments. Lender’s rights are cumulative and will not be construed as exclusive of each other unless required by law. Lender may delay, fail to exercise, or waive any rights without losing the right to exercise them later. Lender is not obligated to demand, notice, or protest non-payment before suing to collect if you are in default, and unless prohibited by law, you waive any right to require such actions. Lender may accept late or partial payments without losing rights.
4.
Waiver by Lender: Lender will not be deemed to have waived any rights unless such waiver is in writing and signed by Lender. No delay or omission in exercising rights constitutes a waiver. A waiver of one provision does not prejudice or waive strict compliance with that or other provisions. Prior waivers or courses of dealing do not constitute a waiver for future transactions. Lender's consent, if required, is not continuing and may be granted or withheld at its sole discretion.
5.
TCPA Consent: Notwithstanding any current or prior election to opt in or opt out of receiving telemarketing calls or SMS messages (including text messages) from Lender, its agents, representatives, affiliates or anyone calling on its behalf, you expressly consent to be contacted by Lender, its agents, representatives, affiliates, or anyone calling on its behalf for any Loan-related purposes, at any telephone number, or physical or email address you provide or at which you may be reached. This includes SMS messages (text messages), calls using prerecorded messages or artificial voice, and calls and messages using automatic telephone dialing systems (auto-dialers) or automatic texting systems, even if you incur costs. Telephone numbers you provide include those you give to Lender, those from which you or others contact Lender with regard to your account, or which Lender obtains through other means (such as skip-trace or caller ID capture). Agents may leave messages on answering machines, voicemail, or via text. You certify the provided telephone numbers are yours and you are permitted to receive calls at them. You agree to promptly alert Lender if you stop using a number. You also consent to Lender communicating with employment and personal references listed in your Application.
6.
Call Recording: You agree that Lender and its agents, representatives, affiliates, or anyone calling on its behalf may contact you on a recorded line.
7.
Assignment: You may not assign this Agreement or its benefits or obligations. Lender may assign

ChainFi, Inc Loan and Security Agreement Template

this Agreement, including your Application, at any time. The terms bind and benefit Lender’s successors and assigns.
8.
Severability: If any provision of this Agreement is held invalid or unenforceable, that provision will be considered omitted without affecting the validity or enforceability of the remainder.
9.
Modification: This Agreement may only be modified if jointly agreed upon in writing by Lender and you.
10.
Error Correction: All parties agree to fully cooperate and adjust typographical, computer, calculation, or clerical errors in any Loan documents, including this Agreement and Disclosure Statement. You will be notified and receive a corrected copy of the changed document.
11.
Withholding Taxes: Your obligation to make required payments is not affected by any withholding taxes under foreign law. You agree to make all required payments regardless of such laws.
12.
Statements Not Received: Your failure to receive a statement (electronic or mail) does not relieve you of your obligation to make required Loan payments.
13.
Limits on Interest, Fees, Charges or Costs: If any interest, fees, charges, or costs exceed permitted limits under applicable law, they will be reduced to comply with limits, and any excess collected sums will be refunded. Lender may reduce amounts you owe under this Agreement to make the refund.
14.
Electronic Signature: If you sign this Agreement electronically: (a) Lender agrees to keep an electronic record and provide a printed copy upon request; (b) You agree to download and print a copy for your records. Your electronic or facsimile signature is as valid as a handwritten signature.
15.
Entire Agreement; Integration: This Agreement and the other Related Documents constitute the entire agreement between you and Lender regarding the Loan, superseding all previous oral or written agreements. Each Related Document, exhibit, schedule, or similar addition is incorporated by reference.
16.
Not Negotiable: This Agreement is not a promissory note or other "instrument" (as defined in UCC Article 9). Delivery or possession of this Agreement does not transfer any interest in Lender's rights under this Agreement or create or affect priority of any interest in Lender's rights under this Agreement over any other interest in Lenders’ rights in this Agreement.
17.
USA PATRIOT ACT Notice: Lender notifies you that it may be required to obtain, verify, and record identifying information about you, including your name and address, pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”).
18.
Bankruptcy: The rights and priorities in this Agreement remain binding irrespective of any reorganization plan under the Bankruptcy Code or other federal/state bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with your creditors, or proceedings seeking reorganization, arrangement, or

ChainFi, Inc Loan and Security Agreement Template

other similar relief, and all converted or succeeding cases in respect thereof or other provisions of the Bankruptcy Code or any similar federal or state statute.

19.
Military Lending Act: The Military Lending Act provides protections for certain members of the Armed Forces and their dependents (“Covered Borrowers”). The provisions of this section apply to Covered Borrowers. Federal law provides important protections to members of the Armed Forces and their dependents relating to extensions of consumer credit. In general, the cost of consumer credit to a member of the Armed Forces and their dependents may not exceed an annual percentage rate of thirty-six percent (36%). This rate must include, as applicable to the credit transaction or account: (a) the costs associated with credit insurance premiums; (b) fees for ancillary products sold in connection with the credit transaction; (c) any application fee charged (other than certain application fees for specified credit transactions or accounts); and (d) any participation fee charged (other than certain participation fees for a credit card account). Before signing this Agreement, in order to hear important disclosures and payment information about this Agreement, you may call 201-690-7206.

17.
Certifications, Representations, Warranties, and Covenants of Borrower
1.
Certification: You certify under penalty of perjury that the information in your Application is true, complete, and correct to your best knowledge and belief, and made in good faith.
2.
Representations, Warranties, and Covenants: You represent, warrant, and covenant the following:
a.
You are the sole, legal, and equitable owner of your Collateral, and no other security agreement or instrument covering it exists, except for the security interest granted to Lender.
b.
You have rights in or power to transfer your Collateral, and your title is free and clear of liens, adverse claims, and restrictions, other than those created by this Agreement and Related Documents.
c.
No actions, suits, litigation, or proceedings, at law or in equity, are pending against you before any court, administrative agency, or arbitrator.
d.
You are, and will remain, in compliance with all applicable federal and state laws, regulations, and ordinances.
e.
You will not sell, dispose, or transfer your Collateral or any interest in it without Lender's prior written consent.
f.
You will not create or allow any other security interest or lien on your Collateral, other than those created by this Agreement and Related Documents.
g.
You will promptly pay all taxes and assessments due on your Collateral.
h.
You will use your Loan proceeds only for lawful personal, family, or household purposes. You are not engaged in the business of extending credit for purchasing or carrying margin stock, and no Loan proceeds will be used for that purpose.

ChainFi, Inc Loan and Security Agreement Template

i.
You are not subject to any legal restriction on your ability to incur debt or render obligations unenforceable.
j.
You have not violated anti-terrorism laws or engaged in transactions concealing the identity, source, or destination of proceeds from prohibited offenses designated by FATF.
k.
You are not publicly identified on the OFAC "Specially Designated Nationals and Blocked Persons" list or reside in a country/territory subject to OFAC sanctions or embargo programs.
l.
You are not publicly identified as prohibited from doing business with the U.S. under the International Emergency Economic Powers Act, Trading With the Enemy Act, or any other law.
m.
You do not conduct business or contribute goods, services, or money to or for the benefit of any person described in clauses (j), (k), or (l).
n.
You do not deal in or engage in transactions related to blocked property pursuant to any anti-terrorism law.
o.
You do not engage in or conspire to engage in transactions that evade, avoid, or attempt to violate anti-terrorism law prohibitions.
p.
You are not, and are not required to be, registered as an "investment company" under the Investment Company Act of 1940, as amended.
q.
You are not subject to regulation under any law that limits your ability to incur debt or render all or any portion of the obligations under this Agreement unenforceable.

ChainFi, Inc Loan and Security Agreement Template

3.
Survival of Representations: Each representation, warranty, and covenant is made as of the date of this Agreement and any renewal, extension, or modification of your Loan. Lender relies on these statements. They survive the execution of this Agreement and Loan funding, are continuing, and remain in full force until all obligations are satisfied or this Agreement is terminated. All representations, warranties, covenants, and agreements bind your successors and assigns and benefit Lender and its successors and assigns.

18.
Authorizations of Borrower
1.
General Authorization: You authorize Lender or its agents to: (a) respond to inquiries from prior or subsequent lenders/servicers regarding your Loan and related documents; and (b) release information and make inquiries to employers and references listed in your Application. This authorization applies to your Loan, future loans, renewals, extensions, hardship forbearance requests, and any review or collection of your Loan. A consumer credit report may be requested or used for renewals, extensions, reviewing, collecting, or other legitimate purposes. If you live in a

ChainFi, Inc Loan and Security Agreement Template

community property state, you authorize Lender to gather credit-related information about your spouse. Upon request, Lender will inform you if a credit report was ordered and provide the agency's name and address.

2.
Social Security Number Verification: You authorize Lender and its agents to verify your social security number with the Social Security Administration and disclose your correct number if the record is incorrect.

19.
Arbitration Agreement

TO THE EXTENT PERMITTED UNDER FEDERAL LAW, LENDER AND YOU AGREE THAT EITHER PARTY MAY ELECT TO ARBITRATE AND REQUIRE THE OTHER PARTY TO ARBITRATE ANY CLAIM UNDER THE FOLLOWING TERMS AND CONDITIONS, WHICH ARE PART OF THIS AGREEMENT. THIS ARBITRATION AGREEMENT DOES NOT APPLY IF YOU ARE A MEMBER OF THE ARMED FORCES OR A DEPENDENT OF SUCH MEMBER COVERED BY THE FEDERAL MILITARY LENDING ACT. IF YOU WOULD LIKE MORE INFORMATION ABOUT WHETHER YOU ARE COVERED BY THE MILITARY LENDING ACT, IN WHICH CASE THIS ARBITRATION AGREEMENT DOES NOT APPLY TO ME, YOU MAY CONTACT LENDER

AT support@archlending.com.

1.
SCOPE OF ARBITRATION: PLEASE READ CAREFULLY. Except as expressly provided below, any claim, dispute, or controversy arising out of or related to (a) your Loan, your Application, this Agreement (including any dispute over its validity, enforceability, arbitrability, or scope), your acceptance of the Loan, or the Disclosure Statement; (b) any relationship or activities related to your Loan; (c) disclosures provided or required to be provided in connection with your Loan including the Disclosure Statement; (d) underwriting, servicing, or collection of your Loan; (e) any insurance or service related to your Loan; (f) any other agreement related to your Loan or service; or (g) breach of this Agreement or any other such agreement, whether based on statute, contract, tort, or any other legal theory (collectively, any "Claim"), will, at your or Lender’s election, be submitted to and resolved on an individual basis by binding arbitration under the Federal Arbitration Act ("FAA"), 9

U.S.C. §§ 1 et seq., before the American Arbitration Association ("AAA Rules") under its Consumer Arbitration Rules in effect at the time the arbitration is brought, or before any other party Lender and you agree to in writing (provided such party does not have a policy inconsistent with this Arbitration Agreement). The AAA Rules are available at www.adr.org. If the AAA cannot serve, and you and the Borrower cannot agree on a replacement, a court with jurisdiction will select the administrator or arbitrator.

2.
DEFINITIONS FOR ARBITRATION SECTION: For this section, "Lender" includes Lender, any subsequent holder of your Loan, and all of Lender’s officers, directors, employees, affiliates, subsidiaries, and parents, and any co-defendant named with Lender (e.g., loan servicers, debt collectors). "Claim" has the broadest possible meaning, including initial claims, counterclaims, cross-claims, third-party claims, and disputes based on contract, tort, consumer rights, fraud and other intentional torts, constitution, statute, regulation, ordinance, common law, and equity (including injunctive or declaratory relief). However, "Claim" does not include any individual action brought by you in small claims court or its state equivalent, unless transferred, removed, or appealed to a different court.
3.
RIGHT TO REJECT: You may reject this Arbitration Agreement by sending a signed rejection notice to support@archlending.com within sixty (60) days after the Disbursement Date. The rejection notice must include your name, address, e-mail address, telephone number, and Loan or

ChainFi, Inc Loan and Security Agreement Template

account number.
4.
IMPORTANT DISCLOSURE AND JURY TRIAL WAIVER: IF EITHER LENDER OR YOU CHOOSE ARBITRATION, NEITHER PARTY WILL HAVE THE RIGHT TO A JURY TRIAL, TO ENGAGE IN DISCOVERY EXCEPT AS PROVIDED IN THE APPLICABLE ARBITRATION RULES, OR OTHERWISE TO LITIGATE THE DISPUTE OR CLAIM IN ANY COURT (OTHER THAN IN AN ACTION TO ENFORCE THIS ARBITRATION AGREEMENT OR THE ARBITRATOR’S AWARD). FURTHER, YOU WILL NOT HAVE THE RIGHT TO PARTICIPATE AS A REPRESENTATIVE OR MEMBER OF ANY CLASS OF CLAIMANTS PERTAINING TO ANY CLAIM SUBJECT TO ARBITRATION. THE ARBITRATOR’S DECISION WILL BE FINAL AND BINDING EXCEPT FOR ANY APPEAL RIGHT UNDER THE FAA. OTHER RIGHTS THAT LENDER OR YOU WOULD HAVE IN COURT ALSO MAY NOT BE AVAILABLE IN ARBITRATION.
5.
CLASS ACTION WAIVER: IF EITHER LENDER OR YOU ELECT TO ARBITRATE A CLAIM, NEITHER LENDER NOR YOU WILL HAVE THE RIGHT TO PARTICIPATE IN A CLASS ACTION, PRIVATE ATTORNEY GENERAL ACTION OR OTHER REPRESENTATIVE ACTION IN COURT OR IN ARBITRATION, EITHER AS A CLASS

ChainFi, Inc Loan and Security Agreement Template

REPRESENTATIVE OR CLASS MEMBER. Unless both parties agree otherwise in writing, the arbitrator may not join or consolidate Claims with claims of any other persons. No arbitrator will have authority to conduct any arbitration in violation of this provision. If this Class Action Waiver is found invalid or unenforceable in a proceeding involving Lender and you, only this sentence will remain in force and the rest of this Arbitration Agreement will be null and void, subject to appeal, provided that the determination concerning the Class Action Waiver will be subject to appeal.

6.
PROCEDURES: If you reside in the United States, any arbitration hearing will take place within your federal judicial district. If you reside outside the United States, any arbitration hearing will take place in New York, NY. Arbitration may also take place virtually or telephonically as permitted by AAA Rules. Each party will bear its own attorneys, experts, and witnesses' expenses, regardless of which party prevails, unless applicable law or this Agreement allows recovery. If your Claim is ten thousand dollars ($10,000) or less, you may choose whether arbitration is conducted solely on documents, telephonically, or in-person per AAA Rules. If your Claim exceeds ten thousand dollars ($10,000), hearing rights are determined by AAA Rules. Arbitrator and administrative fees/expenses will be paid as per AAA Rules, specific ruling, or party agreement. The arbitrator may award all remedies permitted by substantive law (compensatory, statutory, punitive damages, attorney’s fees, and costs, subject to constitutional limits), and declaratory or injunctive relief only for the individual party seeking relief, and only to the extent necessary to provide relief warranted in that party’s individual claim. Upon timely request of either party, the arbitrator will provide a brief explanation of the award. Any court with jurisdiction may enter judgment upon the arbitrator’s award. If a claim or defense is frivolous or intended to oppress the other party, the arbitrator may award sanctions (fees and expenses incurred by the other party, including arbitration administration fees, arbitrator’s fees, and attorney, expert and witness fees) to the extent permissible under Rule 11 of the Federal Rules of Civil Procedure.
7.
GOVERNING LAW FOR ARBITRATION: This Arbitration Agreement is made pursuant to a transaction involving interstate commerce and will be governed by the FAA, not by any state law

ChainFi, Inc Loan and Security Agreement Template

concerning arbitration. For questions related to the AAA, you may contact: American Arbitration Association, 1633 Broadway 10th Floor, New York, N.Y. 10019, 212-716-5800, www.adr.org.

8.
SURVIVAL, SEVERABILITY: This Arbitration Agreement will survive full Loan payment, Lender’s sale or transfer of your Loan, any bankruptcy or insolvency, forbearance or modification, and any cancellation or request for cancellation of this Agreement or disbursements. Except for the Class Action Waiver, if any part of this Arbitration Agreement is found invalid or unenforceable by a decision of a tribunal of competent jurisdiction, that specific part will be severed and of no force or effect, but the remainder will continue in full force.

20.
Additional Disclosures

The following disclosures may be required by federal or state law and may not describe all your rights. Unless indicated otherwise, each disclosure applies if you lived in the specified state on the date you signed your Loan application or this Agreement and are a resident of that state.

Alabama Residents:

●
Interest Rate on Loans Above $2,000: Your Loan is more than $2,000 and Alabama does not limit the interest rate we may offer you on your Loan.
●
Account Maintenance Fees: Alabama law allows us to charge a maximum of $3 per month in account maintenance fees, however we do not charge you an account maintenance fee.
●
Late Payment Fee: If a monthly payment is unpaid for ten (10) days or more after the due date, Lender will charge a late payment fee, which will be either eighteen dollars ($18) or five percent (5%) of the unpaid amount of the payment, whichever is more. This payment will not be more than one hundred dollars ($100). The Late Payment fee will be collected only once for any missed payment.
●
Prepayments and Rebates: If you choose to prepay your loan, Lender will give you a rebate. This rebate will be a part of the original fee, calculated based on the difference between the date you pay Lender back and your original Maturity Date.
●
Balloon Payment Right: If any payment is more than one and one-half (1.5) times as large as the average of your prior regularly scheduled payments, you have the right to refinance that payment with Lender based on the terms of the original Loan.
●
Collection Costs: Where the Loan is between five thousand dollars ($5,000) and ten thousand dollars ($10,000), any attorney’s fees included in Lender’s Collection Costs will be no more than fifteen percent (15%) of the unpaid portion of the Loan after default. Where the Loan is for an amount that is ten thousand dollars ($10,000) or more, you agree to pay all attorneys’ fees included in Lender’s Collection Costs.

California Residents:

●
Late Payment Fee: If any part of a monthly interest payment or loan repayment remains unpaid for ten (10) days after the due date, Lender will charge a late payment fee of ten dollars ($10), or fifteen dollars ($15) if such payment is not made after fifteen (15) days of the due date.
●
Events of Default: You will be in default if you fail to make any payment to Lender within 10 days of its due date and your Collateral value is insufficient to cover such payment.

ChainFi, Inc Loan and Security Agreement Template

Idaho Residents:

●
State of Idaho Disclaimer: In Idaho, ChainFi, Inc is doing business as Arch Lending and does not conduct activity under the name Arch.
●
Balloon Payment Right: If your address on the first page of this Agreement is in Idaho and if your final payment is more than twice as large as your other regularly scheduled payments, you have the right to refinance that final payment with Lender at Lender’s current consumer loan rates.
●
Final Maturity Date Payment: If your address on the first page of this Agreement is in Idaho, your Maturity Date will have the following limits:
●
For loans between three hundred ($300) and one thousand dollars ($1,000), your Maturity Date won't be later than 37 months from the date of this Agreement.
●
For loans less than $300, your Maturity Date won't be later than 25 months from the date of this Agreement.
●
Prepayments and Rebates: If your address on the first page of this Agreement is in Idaho, and you choose to prepay your loan, Lender will give you a rebate. This rebate will be a portion of the original fee, calculated based on the difference between the date you pay Lender back and your original Maturity Date.
●
Cost of Collection: If your address on the first page of this Agreement is in Idaho, and you fail to make your payments on a loan of more than one thousand dollars ($1,000), you agree to pay Lender’s collection costs. You do not need to pay collection costs if your loan is under one thousand dollars ($1,000).

Illinois Residents:

●
Origination (administrative) Fee: Origination Fee is not charged to Illinois residents.
●
Liquidation Fee: Liquidation Fee is not charged to Illinois residents.
●
Interest Rate Cap: The APR on your Loan, as calculated under the Illinois Predatory Loan Prevention Act (PLPA APR), cannot be more than 36%. If your Loan's APR is higher than 36%, the loan is null and void. This means that no person or entity can legally collect, attempt to collect, receive, or retain any principal, fee, interest, or charges related to the loan. The APR shown in your loan agreement might be lower than the PLPA APR.
●
Substantially Equal Installments and Final Payment Cap: In compliance with the Illinois Consumer Installment Loan Act (205 ILCS 670), your Loan is structured with substantially equal installments, meaning your regular payments, including principal and interest, will be consistent throughout the loan term. Your final scheduled payment will not exceed 5% more than your preceding scheduled payments.
●
Total Loan Amount: In compliance with Section 15 of the Illinois Consumer Installment Loan Act, the Total Loan Amount for any single Loan to an Illinois resident will not exceed $40,000.00.
●
Illinois Borrower Signature: By signing below, you acknowledge that you have read and understand the additional disclosures applicable to you as an Illinois borrower, including the provision regarding the maximum annual percentage rate on your Loan.

ChainFi, Inc Loan and Security Agreement Template

US Digital Mining & Hosting Co Authorized Signatory Name: Richard Russell

Authorized Signatory Title: CFO Electronically signed on August 25, 2026 at 6:34 PM EDT

Signed by rrussell@lmfunding.com (IP Address: 47.200.122.246)

Borrower

Iowa Residents:

●
Interest Rate Cap: Lender may charge an annual interest rate of up to 16% on the loan. This is the maximum rate permitted under Iowa law for consumer loans of this type.
●
Origination Fee: The Origination fee is not charged to Iowa residents.
●
Late Fees: If a scheduled payment is not received within ten (10) days after the due date, the lender may charge a late payment fee. The late fee will be 5% of the unpaid amount due, But it will not exceed $30, regardless of the amount past due. This fee is in addition to the regular payment and must be paid along with the overdue amount.
●
Governing Law: this Agreement is governed by the Iowa laws for Iowa residents.

Kansas Residents:

Consumer Loans

●
NOTICE TO CONSUMER: 1. Do not sign this agreement before you read it. 2. You are entitled to a copy of this agreement. 3. You may prepay the unpaid balance at any time without penalty.
●
Interest Rate Cap: If your address on the first page of this Agreement is in Kansas, the interest rate will not exceed 36% per annum.

●
Prepayment: If your address on the first page of this Agreement is in Kansas, you may prepay in full the unpaid balance of a consumer credit transaction at any time without penalty.
●
Cost of Collection: If your address on the first page of this Agreement is in Kansas, you may be required to pay reasonable costs of collection paid to outside parties, including, but not limited to, court costs, attorney fees and collection agency fees, except that your costs of collection will not:

ChainFi, Inc Loan and Security Agreement Template

(A)
Include costs that were incurred by a salaried employee of the Chainfi, Inc. or its successors and assigns;
(B)
include the recovery of both attorney fees and collection agency fees; or
(C)
be in more than 15% of the unpaid debt after default.

●
Origination Fee: If your address on the first page of this Agreement is in Kansas, the Origination Fee shall not exceed the lesser of 2% of the amount financed or $300.
●
Late Payment Fee: If your address on the first page of this Agreement is in Kansas, the late payment fee shall not exceed the lesser of 5% or $25.

Maryland Residents:

●
Governing Law: If your address on the first page of this Agreement is in Maryland, then this Agreement will be governed by Title 12, Credit Regulations, Subtitle 1, Interest and Usury, of Maryland Commercial Law.
●
Fees: If your address on the first page of this Agreement is in Maryland, then the Origination Fee will be $0.
●
Liquidation Fees: If your address on the first page of this Agreement is in Maryland, and your Collateral value is over $2,000, you will not be charged the Liquidation Fee in the event of default.
●
Interest Rate: If your address on the first page of this Agreement is in Maryland, then the maximum Interest Rate is 18%.

Minnesota Residents:

●
Origination (administrative) Fee: Origination Fee is not charged to Minnesota residents.
●
Liquidation Fee: Liquidation Fee is not charged to Minnesota residents.
●
Late Payment Fee: If any part of a monthly interest payment or loan repayment remains unpaid for ten (10) days after the payment due date, Lender will charge a late payment fee of the greater of (1) five percent (5%) of the interest amount due, principal amount due, any prior unpaid interest amount due, any prior unpaid principal amount due, and fees or (2) nine dollars and eighty-eight cents ($9.88). This amount will be due alongside the monthly payment amount.
●
Attorney-in-Fact: Appointing Lender (and its designees) as attorney and agent-in-fact does not apply to Minnesota residents.
●
Collection Costs: Minnesota residents are not responsible for Lender’s attorney’s fees incurred as part of Collection Costs.

●
Governing Law: this Agreement is governed by the Minnesota laws for Minnesota residents.
●
Venue: If you are a Minnesota resident, any suit, action, or proceeding arising under this Agreement will be instituted in any court sitting in Ramsey County, Minnesota.

ChainFi, Inc Loan and Security Agreement Template

Montana Residents:

●
Origination Fee: The Origination Fee is not charged to Montana residents.
●
Repayment Period; Payments; Late Payment: You will make monthly interest payments and a final lump-sum "balloon" payment of the principal balance at the end of the Repayment Period, plus any other charges owed. Monthly interest payments are calculated based on the principal and the number of months in the Repayment Period and a final balloon payment. Partial principal prepayments will recalculate interest and balloon payments based on the original duration. Payments begin forty-five (45) days after the Disbursement Date and continue on the same day of each successive month. The first payment and total interest may vary based on the actual funding date or payment due date changes.
●
Late Payment Fee: The late payment fee discussed in Section 5 (Terms of Repayment) will be fifteen dollars ($15) or five percent (5%) of the amount past due, whichever is more, but not more than fifty dollars ($50). This amount will be due alongside the monthly payment amount.
●
Late Payments: Lender may liquidate a portion of your Collateral in an amount equal to the monthly payment plus any Late Payment Fee and Liquidation Fee.
●
Balloon Payment: Lender may liquidate a portion of your Collateral if, by the last day of the Repayment Period, you do not pay the principal of the loan as discussed with Section 5 (Terms of Repayment), and Lender may retain the proceeds of any sale of all or any part of your Collateral in an amount equal to the outstanding principal amount of your Loan and any other amount you owe Lender. This payment cannot be made within forty-five (45) days of making the Loan and may not be due more than one (1) year from the date of making the Loan.
●
Liquidation Fee: There is no processing fee for any Collateral liquidated by Lender.
●
Lender’s Security Interest in Your Collateral: If you are a resident of Montana, you do not appoint Lender as lawful attorney and agent-in-fact.
●
Collection Costs: You agree to pay Lender’s Collection Costs unless the Loan amount is less than one thousand dollars ($1,000), in which case, you are not responsible for paying Lender’s attorney’s fees incurred as part of Collection Costs, and unless otherwise prohibited by applicable law. The Collection Costs that I agree to pay may also include fees and costs incurred in connection with any appellate or bankruptcy proceedings to the extent permitted by applicable law.

Nebraska Residents:

●
Oral Agreements: Oral agreements or commitments to loan money, extend credit, or forbear from enforcing debt repayment (including promises to extend or renew debt) are not enforceable. This writing is the complete and exclusive statement of the agreement, except as the parties may later modify in writing.

North Dakota Residents:

●
Interest Rate Cap: If your address on the first page of this Agreement is in North Dakota, the interest rate will not exceed 36% per annum.
●
Late Payment Fee: If your address on the first page of this Agreement is in North Dakota, the late payment fee will not exceed 1.75% percent per month or five percent (5%) of the missed payment

ChainFi, Inc Loan and Security Agreement Template

or payments. Additionally, for loans under $50,000, these late payment fees will not exceed $20. The Lender may, at its sole discretion, decide not to charge or to waive any such Late Payment Fee. Notwithstanding the maximums listed above, the Lender has currently elected not to assess a Late Payment Fee under this Agreement.

ChainFi, Inc Loan and Security Agreement Template

Oklahoma Residents:

●
Balloon Payment Right: If your address on the first page of this Agreement is in Oklahoma, and any scheduled payment is more than twice as large as the average earlier payments, you have the right to refinance the amount of that payment at the time it is due without penalty.
●
Rebate: If your address on the first page of this Agreement is in Oklahoma, and you choose to prepay your loan, Lender will give you a rebate. This rebate will be a portion of the original fee, calculated based on the difference between the date you pay Lender back and your original Maturity Date.

●
Cost of Collection: If your address on the first page of this Agreement is in Oklahoma, and you fail to make your payments on a loan of more than one thousand dollars ($1,000), you agree to pay Lender’s reasonable attorney's fees up to an amount representing 15% of the unpaid debt after default and referral to an attorney that is not a salaried employee of Lender. You do not need to pay collection costs if your loan is under one thousand dollars ($1,000).

●
Origination Fee: If your address on the first page of this Agreement is in Oklahoma, the origination fee shall be equal to reasonable closing costs and taxes, but shall not exceed $6,600.
●
Interest Rate Cap: If your address on the first page of this Agreement is in Oklahoma, the interest rate on your loan will not exceed:
(a)
the total of:
(i)
thirty-two percent (32%) plus the federal funds rate per year on that part of the unpaid balances of the principal which is Seven Thousand Dollars ($7,000.00) or less;
(ii)
twenty-three percent (23%) plus the federal funds rate per year on that part of the unpaid balances of the principal which is more than Seven Thousand Dollars ($7,000.00) but does not exceed Eleven Thousand Dollars ($11,000.00); and
(iii)
twenty percent (20%) plus the federal funds rate per year on that part of the unpaid balances of the principal which is more than Eleven Thousand Dollars ($11,000.00); or
(b)
twenty-five percent (25%) plus the federal funds rate per year on the unpaid balances of the principal.

South Dakota Residents:

●
Origination Fee: If your address on the first page of this Agreement is in South Dakota, the Origination Fee shall not exceed 36%.

●
Refinance Fee: If your address on the first page of this Agreement is in South Dakota, and you refinance this loan, you will be charged an origination fee on the amount of money refinanced in the amount of 0%.
●
Interest Rate Cap: Your interest rate, inclusive of most fees except as discussed below, will not be more than 36%.
●
Fees Excluded from Interest Rate Cap: Any late fees, return check fees, and attorney's fees will not count toward this 36% limit.

ChainFi, Inc Loan and Security Agreement Template

●
Exemptions to Interest Rate Cap: The interest rate limit will not apply if you are a business with a federal employer identification number and your Loan is for a business, commercial, or agricultural purpose.
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Consumer Complaints: Any inappropriateness in the way in which Lender makes this Loan or in Lender’s loan practices may be referred to the South Dakota Division of Banking. The address of the South Dakota Division of Banking is 1714 N Lincoln Ave Suite 2, Pierre, SD 57501. The telephone number of the South Dakota Division of Banking is (605) 773-3421.

Utah Residents:

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Credit Report Access: You give permission to Lender, its representatives, agents, successors, and assigns to access your consumer credit report for any transaction, extension of credit, and on an ongoing basis, for account review, collection action, or other legitimate purposes. Upon request, you will be informed if a consumer credit report was ordered and provided the reporting agency's name and address. You will be notified that a negative credit report may be submitted if you fail to fulfill your credit obligations under this Agreement.
●
Oral Agreements: Oral agreements or commitments to loan money, extend credit, or forbear from enforcing debt repayment (including promises to extend or renew debt) are not enforceable. This writing is the complete and exclusive statement of the agreement, except as the parties may later modify in writing.

Washington, D.C. Residents:

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Loans Below $25,000: The District of Columbia does not regulate loans under $25,000. If your loan is below $25,000, then the below applies.

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Interest Rate: the maximum interest rate and fees you will pay for your Loan is 24%.
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Damages: There are no liquidated or other damages as an additional fee for any default. You will only pay a Late Fee.

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Collection Costs: Any attorney’s fees included in Lender’s Collection Costs will not be greater than ten percent (10%) of the unpaid portion of the Loan after foreclosure proceedings.

Washington Residents:

●
Liquidation Fee: There is no processing fee for any Collateral liquidated by Lender.

Wisconsin Residents:

ChainFi, Inc Loan and Security Agreement Template

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Married Wisconsin Residents: Your signature confirms this loan obligation is incurred in the interest of your marriage or family and your spouse has actual knowledge that credit is being extended to you. No marital property agreement, unilateral statement, or court decree under Wisconsin’s Marital Property Act adversely affects Lender’s rights unless you provide a copy before credit is granted, or Lender has actual knowledge of the adverse obligation. You understand Lender may be required to notify your spouse. If credit is granted, you agree to notify Lender if your spouse needs notification that credit has been extended to you by sending your name, account number, and your spouse’s name and address to support@archlending.com.

21.
Notice to Customer
1.
DO NOT SIGN THIS BEFORE YOU READ IT, EVEN IF OTHERWISE ADVISED.
2.
DO NOT SIGN THIS IF IT CONTAINS ANY BLANK SPACES.
3.
YOU ARE ENTITLED TO AN EXACT COPY OF ANY AGREEMENT YOU SIGN.
4.
YOU HAVE THE RIGHT AT ANY TIME TO PAY IN ADVANCE THE UNPAID BALANCE DUE UNDER THIS AGREEMENT AND YOU MAY BE ENTITLED TO A PARTIAL REFUND OF THE FINANCE CHARGE.

CAUTION -- IT IS IMPORTANT THAT YOU THOROUGHLY READ THE CONTRACT BEFORE YOU SIGN IT.

22.
Acknowledgment and Consent

BY SIGNING BELOW, WHETHER MANUALLY, DIGITALLY, OR ELECTRONICALLY, THE

UNDERSIGNED, US Digital Mining & Hosting Co, AS THE BORROWER UNDER THIS AGREEMENT, YOU CONFIRM THAT YOU HAVE READ, UNDERSTAND, AND AGREE TO THE TERMS OF THIS AGREEMENT, AND FURTHER ACKNOWLEDGE AND CONSENT TO ENTERING INTO AN ELECTRONIC TRANSACTION WITH LENDER.

US Digital Mining & Hosting Co Authorized Signatory Name: Richard Russell

Authorized Signatory Title: CFO Electronically signed on August 25, 2026 at 6:34 PM EDT

Signed by rrussell@lmfunding.com (IP

ChainFi, Inc Loan and Security Agreement Template

Address: 47.200.122.246)

Borrower

ChainFi, Inc Loan and Security Agreement Template

EXHIBIT A – CONSUMER ACH AUTHORIZATION AND AGREEMENT

1.
Understanding Your "Transfer Funds" Feature

You understand that the "Transfer Funds" feature allows you to electronically transfer funds via the Automated Clearing House (ACH) between your eligible Lender account(s) and your external bank account(s) at other financial institutions (each, an "External Account"). This feature becomes available once you've successfully registered your External Account(s).

Your "Transfer Funds" feature includes, but isn't limited to, these types of transfers:

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One-Time On-Demand Transfers: These allow you to initiate multiple, non-recurring, individual transfers. You'll specify the transfer date and dollar amount for each transfer through the "Transfer Funds" feature of Online and Mobile Banking as you need them.
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Recurring Transfers: These allow you to set up transfers of a fixed dollar amount at regular intervals. You'll establish these intervals through the "Transfer Funds" feature of Online and Mobile Banking.
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Other ACH Transfer Features: This includes any other ACH transfer functionalities that we may make available to you in the future.

2.
Your Authorization for ACH Transfers

Subject to the terms of the "Transfer Funds" feature and your other agreements with Lender, you authorize Lender to initiate electronic credit and debit entries to your eligible Lender account(s) and each registered External Account. This authorization covers:

●
On-Demand Transfers: Various amounts at varying times, initiated by your instructions.
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Recurring Transfers (Preauthorized Transfers): Fixed amounts at the frequency you've selected, initiated by your instructions.

You understand and agree that if any transfer date falls on a weekend or bank holiday, the transfer may be executed on the next business day, or as soon as reasonably possible at Lender’s discretion.

3.
Your Representations, Warranties, and Compliance

You represent and warrant that you have all necessary rights, power, and authority to authorize debits and credits to your Lender account and any registered External Account(s). You also confirm that all

ChainFi, Inc Loan and Security Agreement Template

information and instructions you provide to Lender regarding any ACH transfer are complete and accurate. You agree that all ACH transactions you authorize will comply with all applicable laws.

4.
Correcting Your Errors

Should an incorrect amount be withdrawn from or deposited to your External Account(s) or your Lender account(s), you authorize Lender to correct the error by debiting or crediting the respective account(s).

5.
Terminating Your Authorization

This authorization will remain in full force and effect until Lender has received written notification from you of its termination. You must provide such notification in a timely manner that allows Lender a reasonable opportunity to act on it.

For Preauthorized Transfers, you understand that it's your responsibility to contact Lender to stop or cancel a Preauthorized Transfer at least three (3) business days prior to the following scheduled payment.

In either case, please send your written notice to:

support@archlending.com

6.
Compliance with ACH Rules

You acknowledge that the origination of ACH transactions must comply with the provisions of applicable law and the rules of the National Automated Clearing House Association (NACHA). You request the financial institution that holds your External Account(s) to honor all transfers initiated in accordance with this authorization.

7.
Retaining Your Copy of This Agreement

You agree to print this ACH Authorization and retain a hard copy or save it as an electronic copy for your records.

/s/ Richard Russell

US Digital Mining & Hosting Co

ChainFi, Inc Loan and Security Agreement Template

Authorized Signatory Name: Richard Russell Authorized Signatory Title: CFO

Electronically signed on August 25, 2026 at 6:34 PM EDT Signed by rrussell@lmfunding.com (IP Address: 47.200.122.246) Borrower

Date: 08/25/26

ChainFi, Inc Loan and Security Agreement Template

Appendix for Loan Calculations Ledger

Date	Loan ID	Loan Amount	Outstanding Principal Balance	Outstanding Interest Amount Due	Note
08/25/26	1001 7807 5293	$18,127,131.	$18,127,131.	$90,392.01	Initial Loan Balance
	8767	88	88
08/25/26	1001 7807 5293	$21,892,131.	$21,892,131.	$118,582.38	New Loan Upsize.
	4372	88	88		Note the amount disbursed
					(sent) to the customer is:
					$3,765,000.00
					Total Loan Amount:
					$21,892,131.88
					Less: Amount used to pay
					off existing principal balance
					$18,127,131.88
					Less: Amount used to pay
					off Pro-Rated existing
					interest owed $0.00
					Total sent to customer:
					$3,765,000.00
08/25/26	1001 7807 5293 8767	$18,127,131. 88	$0.00	$0.00	Initial loan amount of $18,127,131.88 and outstanding interest is fully paid off with the upsize.
					[Arch has credited $4,629.24 given pro-rated interest for the month and applied to the first statement for your upsized loan]